EXHIBIT 13.2

       Quarterly Servicing Report for the December 18, 2001 Payment Date,
                                filed on Form 6-K

                                                                    Exhibit 13.2
                                                                    ------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C 20549

                                    FORM 6-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                            Report of Foreign Issuer
                    Pursuant to Rule 13a - 16 or 15d - 16 of
                       The Securities Exchange Act of 1934



For the Collection Period ending 30 November 2001.

        SECURITISATION ADVISORY SERVICES PTY LIMITED, as manager of the
                         Series 2000-2G Medallion Trust
        ----------------------------------------------------------------
                 (Translation of registrant's name into English)


              Level 8, 48 Martin Place, Sydney, NSW 2000 Australia
              -----------------------------------------------------
                    (Address of principal executive offices)



Indicate by check mark whether the registrant  files or will file annual reports under cover Form 20-F or Form 40-F.

                       Form 20-F [X]     Form 40-F [ ]


Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange Act of 1934.

Yes [  ]     No  [X]

If "Yes" is marked, indicate below the file number assigned to the registrant in connection with Rule 12g3-2(b):
82-_____________________

OTHER EVENTS

On September 14, 2000 Perpetual Trustee Company Limited, in its capacity as Issuer Trustee (the Issuer Trustee) of the Series 2000-2G Medallion Trust (the Trust), publicly issued US$1,060,200,000 of Class A-1 Mortgage Backed Floating Rate Notes due December 18, 2031 (the Notes) pursuant to a registration statement (No. 333- 44600 ) declared effective on August 30, 2000. Securitisation Advisory Services Pty Limited was the manager for the issuance of the Notes. Securitisation Advisory Services Pty Limited granted the underwriters a discount of US$1,590,300 in connection with the sale of the Notes. The Issuer Trustee used the net proceeds from the sale of the Notes, which amounted to US $1,058,609,700 to acquire equitable title to the housing loans and related mortgages included in the assets of the Trust from Commonwealth Bank of Australia and for general expenses relating to the Trust, including any premiums payable to any of the swap providers for the Trust.

On December 18, 2000, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On March 19, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On June 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On September 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

On December 18, 2001, the Distribution Date, the Trust made a regular quarterly distribution of principal and interest to the holders of the Class A-1 Notes issued by the Trust.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Manager for the Series 2000-2G Medallion Trust, by the undersigned, thereunto duly authorised.


                              Securitisation Advisory Services Pty Limited,
                              As Manager for the Series 2000-2G Medallion Trust,
                              --------------------------------------------------
                              (Registrant)



Dated: 18 December, 2001
                              By:  /s/ Gwenneth O'shea
                                 -------------------------------------
                                 Name:  Gwenneth O'shea
                                 Title: Authorised Officer

                                 EXHIBIT INDEX



EXHIBIT               DESCRIPTION
-------               ------------
99.1                  The Quarterly Servicing Report for the Distribution Date
                      on December 18, 2001.

                                                                    EXHIBIT 99.1

SERIES 2000-2G MEDALLION TRUST QUARTERLY SERVICERS CERTIFICATE

Quarterly Summary Distribution Details

--------------------------------------------------------------------------------
REPORTING DATES

Closing Date                                                         14-Sep-00
Determination Date                                                   01-Dec-01
Notice Date                                                          17-Dec-01
Distribution Date                                                    18-Dec-01
Start Accrual Period                                                 18-Sep-01
End Accrual Period                                                   18-Dec-01
No. Of Days in Accrual Period                                               91
Start Collection Period                                              01-Sep-01
End Collection Period                                                30-Nov-01
No. Of Days in Collection Period                                            91
Distribution Month                                                 Yes
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
SECURITIES ON ISSUE
                                                              No. of         Initial Invested   Initial Invested
                                                           Certificates        Amount (US$)       Amount (A$)
                                                           ------------      ----------------   ----------------

Class A-1 Notes                                                10,602        1,060,200,000.00     1,884,800,000
Class A-2 Notes                                                 4,000                    -          400,000,000
Class B Notes                                                     270                    -           27,000,000
Redraw Bond - series 1                                              0                    -                    -
Redraw Bond - series 2                                              0                    -                    0

US$/A$ exchange rate at issue                                  0.5625

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD
                                                               Bank              Interest          Interest
                                                             Bill Rate           Margin               Rate
                                                             ---------           --------          ---------

   Class A-1 Notes (payable to Currency Swap Provider)         4.4367%            0.3724%           4.80910%
   Class A-2 Notes                                             4.4367%            0.3700%           4.8067%
   Class B Notes                                               4.4367%            0.5700%           5.0067%
   Redraw Bond - series 1                                      0.0000%                 -            0.0000%
   Redraw Bond - series 2                                      0.0000%                 -            0.0000%

BBSW Interest & Unpaid Interest Rate for Accrual Period        4.4367%
Facilities BBSW                                                4.4367%

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                                                  Per Cert.       Aggregate
Total Interest Amount:                                                          -----------     --------------
   Class A-1 Notes                                                                 1,652.87      17,523,727.74
   Class A-2 Notes                                                                   929.27       3,717,080.00
   Class B Notes                                                                   1,225.27         330,822.90
   Redraw Bond - series 1                                                                 -                  -
   Redraw Bond - series 2                                                                 -                  -
Principal:
   Class A-1 Notes                                                                10,419.31     110,465,489.28
   Class A-2 Notes                                                                 5,860.86      23,443,440.00
   Class B Notes                                                                     465.63         125,720.10
   Redraw Bond - series 1                                                                 -                  -
   Redraw Bond - series 2                                                                 -                  -
Total:
   Class A-1 Notes                                                                12,072.18     127,989,217.02
   Class A-2 Notes                                                                 6,790.13      27,160,520.00
   Class B Notes                                                                   1,690.90         456,543.00
   Redraw Bond - series 1                                                                 -                  -
   Redraw Bond - series 2                                                                 -                  -
   Total                                                                          20,553.21     155,606,280.02

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Pool Factors                                                                       Last             Current
                                                                               Distribution       Distribution
                                                                                   Date               Date
                                                                               -------------      -------------
   Class A-1 Notes                                                               0.77544380         0.71683520
   Class A-2 Notes                                                               0.77544380         0.71683520
   Class B Notes                                                                 0.98159910         0.97694280
   Redraw Bond - series 1                                                                 -                  -
   Redraw Bond - series 2                                                                 -                  -
------------------------------------------------------------------------------------------------------------------


QUARTERLY CASHFLOW WORKING SHEET
                                                                              Per Certificate      Aggregate
                                                                                     $                 $
                                                                              ---------------    -------------
  Finance Charge Collections                                                                     29,805,351.28
  Finance Charge Collections - Repurchases                                                                -
  Finance Charge Damages                                                                                  -
  Income due to Seller                                                                                    -
  Other Income                                                                                    1,506,529.91
Preliminary Income Amount                                                                        31,311,881.19

  Taxes                                                                                                 490.80
  Trustee Fee                                                                                        35,658.02
  Security Trustee Fee                                                                                    -
  Manager Fee                                                                                       134,498.29
  Servicing Fee                                                                                   1,120,819.06
  Liquidity Commitment Fee                                                                           12,706.46
  Redraw Commitment Fee                                                                               9,349.32
  Support Facility Payments                                                                       6,190,654.13
  Support Facility Receipts                                                                               -
  Expenses                                                                                           23,398.75
  Previous Unpaid Facility Int Chg  - Liquidity                                                           -
  Liquidity Interest Charge + Previous Unpaid                                                        81,324.39
  Previous Unpaid Facility Int Chg  - Redraw Facility                                                     -
  Redraw Interest Charge + Previous Unpaid                                                                -
  Repayment of Liquidity Facility                                                                 7,034,531.70
  Total Interest Amount  - Class A-1 Notes                                                       17,523,727.74
                         - Class A-2 Notes                                                        3,717,080.00
                         - Class B Notes                                                            330,822.90
                         - Redraw Bonds - series 1                                                        -
                         - Redraw Bonds - series 2                                                        -
REQUIRED INCOME AMOUNT                                                                           36,215,061.56

Income Shortfall                                                                                  4,903,180.37
Liquidity Facility Draw                                                                           4,903,180.37

Principal Chargeoff Unreimbursement                                                                       -
Principal Chargeoff                                                                                       -
Total Principal Chargeoff Reimbursement Due                                                               -

PAYMENT ALLOCATION CASCADE
---------------------------
  Preliminary Income Amount                                                                      31,311,881.19
  Liquidity Facility Draw                                                                         4,903,180.37
Available Income Amount                                                                          36,215,061.56

                                                                                                 Quarter to Date
                                                                Due         Available       Allocation/Distribution
                                                          ------------    --------------    ------------------------
  Taxes                                                         490.80     36,215,061.56                490.80
  Trustee Fee                                                35,658.02     36,214,570.76             35,658.02
  Security Trustee Fee                                               -     36,178,912.74                  -
  Manager Fee                                               134,498.29     36,178,912.74            134,498.29
  Servicing Fee                                           1,120,819.06     36,044,414.45          1,120,819.06
  Liquidity Commitment Fee                                   12,706.46     34,923,595.39             12,706.46
  Redraw Commitment Fee                                       9,349.32     34,910,888.93              9,349.32
  Support Facility Payments                               6,190,654.13     34,901,539.61          6,190,654.13
  Support Facility Receipts                                          -     28,710,885.48                  -
  Expenses                                                   23,398.75     28,710,885.48             23,398.75
  Liquidity Interest Charge                                  81,324.39     28,687,486.73             81,324.39
  Repayment of Liquidity Facility                         7,034,531.70     28,606,162.34          7,034,531.70
---------------------------------------------------
  Interest Amount Payable - Redraw Facility                       -        21,571,630.64                  -
                          - Class A-1 Notes              17,523,727.74     21,571,630.64         17,523,727.74
                          - Class A-2 Notes               3,717,080.00      4,047,902.90          3,717,080.00
                          - Redraw Bonds - series 1               -           330,822.90                  -
                          - Redraw Bonds - series 2               -           330,822.90                  -
---------------------------------------------------
                          - Class B Notes                   330,822.90        330,822.90            330,822.90
Total Principal Chargeoff Reimbursement                           -                 -                     -
Excess Distribution                                                                                       -


Unpaid Facility Int Chg  - Liquidity                                                                      -
                         - Redraw                                                                         -
Unpaid Security Interest Amount   - Class A-1 Notes                                                       -
                                  - Class A-2 Notes                                                       -
                                  - Class B Notes                                                         0.00
                                  - Redraw Bonds - series 1                                               -
                                  - Redraw Bonds - series 2                                               -

FACILITIES OUTSTANDING
-----------------------
Liquidity Commitment Facility Limit                                                              58,000,000.00
Beginning Liquidity Commitment Facility                                                          50,965,468.30
Previous Liquidity Facility Draw                                                                  7,034,531.70
Repayment of Liquidity Facility                                                                   7,034,531.70
Liquidity Facility Draw                                                                           4,903,180.37
Ending Liquidity Commitment Facility                                                             53,096,819.63

Redraw Commitment Facility Limit                                                                 50,000,000.00
Beginning Redraw Commitment Facility                                                             50,000,000.00
Previous Redraw Facility Draw                                                                             -
Previous Redraw Facility Draw - Chargeoffs                                                                -
Repayment of Redraw Facility                                                                              -
Repayment of Unreimbursed Chargeoffs                                                                      -
Redraw Facility Draw - Unreimbursed Chargeoffs                                                            -
Redraw Facility Available to Draw                                                                50,000,000.00
Redraw Facility Draw                                                                                      -
Ending Redraw  Commitment Facility                                                               50,000,000.00


INTEREST AND PRINCIPAL DISTRIBUTION  WORKSHEET
-----------------------------------------------                            Per Certificate         Aggregate
                                                                                  $                    $
INTEREST AMOUNT                                                            ---------------      ---------------
---------------
CLASS A-1 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                        -                     -
Security  Interest Amount                                                       1,652.87         17,523,727.74
Total Interest Amount                                                                            17,523,727.74

Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                                              -
Security  Interest Amount                                                                        17,523,727.74
Interest Amount Payable                                                         1,652.87         17,523,727.74
Unpaid Security Interest Amount                                                                           -

CLASS A-2 NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                        -                     -
Security  Interest Amount                                                         929.27          3,717,080.00
Total Interest Amount                                                                             3,717,080.00

Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                                              -
Security  Interest Amount                                                                         3,717,080.00
Interest Amount Payable                                                           929.27          3,717,080.00
Unpaid Security Interest Amount                                                                           -

CLASS B NOTES
Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                        -                     -
Security  Interest Amount                                                       1,225.27            330,822.90
Total Interest Amount                                                                               330,822.90

Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                                              -
Security  Interest Amount                                                                           330,822.90
Interest Amount Payable                                                         1,225.26            330,822.90
Unpaid Security Interest Amount                                                                           -

REDRAW BONDS - SERIES 1
Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                        -                     -
Security  Interest Amount                                                           -                     -
Total Interest Amount                                                                                     -

Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                                              -
Security  Interest Amount                                                                                 -
Interest Amount Payable                                                             -                     -
Unpaid Security Interest Amount                                                                           -

REDRAW BONDS - SERIES 2
Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                        -                     -
Security  Interest Amount                                                           -                     -
Total Interest Amount                                                                                     -

                                                                            Per Certificate        Aggregate
                                                                                  $                    $
                                                                            ---------------     --------------
Unpaid Security Interest Amount (after last Distribution Date)                                            -
Interest on  Unpaid Security Interest Amount                                                              -
Security  Interest Amount                                                                                 -
Interest Amount Payable                                                             -                     -
Unpaid Security Interest Amount                                                                           -

PRINCIPAL AMOUNT
----------------
Principal Collections                                                                           149,368,483.49
Principal Collections - Repurchases                                                                       -
  less Repayment Of Redraw Facility                                                                       -
  less Total Customer Redraw                                                                    (15,333,834.04)
  plus Redraw Facility Draw                                                                               -
  plus Redraw Bonds Issue this month                                                                      -
  Aggregate Principal Damages from Seller & Servicer                                                      -
  Principal Chargeoff Reimbursement  - Class B Notes                                                      -
                                     - Class A-1 Notes                                                    -
                                     - Class A-2 Notes                                                    -
                                     - Redraw Bonds - Series 1                                            -
                                     - Redraw Bonds - Series 2                                            -
                                     - Redraw Facility                                                    -
  Principal rounding b/f                                                                                  1.97

  Scheduled Principal Amount                                                8,524,696.73
  Unscheduled Principal Amount - Partial Prepayment                        96,894,198.39
  Unscheduled Principal Amount - Full Prepayment                           43,949,588.37
  Unscheduled Principal Amount - less redraws + C/O Reim                  125,509,952.72


Total Available Principal Amount for Redraw Bonds                                               134,034,651.42

Principal Distribution - Redraw Bonds - Series 1                                    -                     -
Principal Distribution - Redraw Bonds - Series 2                                    -                     -

 Principal rounding b/f                                                                                   1.97
Total Unscheduled Principal Amount                                                              125,509,952.72
Total Scheduled Principal Amount                                                                  8,524,696.73
Total Available Principal Amount for Notes                                                      134,034,651.42

PRINCIPAL ALLOCATION
--------------------
Class A Percentage via Stepdown                                                                            100%
Class A Available Principal Payment
        Class A-1 Principal Payment                                              10,419.31      110,465,489.28
        Class A-2 Principal Payment                                               5,860.86       23,443,440.00
Class B Principal Payment                                                           465.63          125,720.10

Principal rounding c/f                                                                                    2.04

Outstanding Principal - beginning period                                                      1,798,237,167.97
less Principal Repayment                                                                       (149,368,483.49)
plus Total Customer Redraw                                                                       15,333,834.04
less Principal Losses                                                                                     -
Outstanding Principal - Closing period                                                        1,664,202,518.52



                                                                            Per Certificate        Aggregate
                                                                                  $                    $
                                                                            ---------------     --------------
PRINCIPAL LOSSES
----------------
Principal Losses                                                                                          -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                                  -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                            -
Net Principal Losses                                                                                      -
Principal Chargeoff  - Class B Notes                                                                      -
                     - Class A-1 Notes                                                                    -
                     - Class A-2 Notes                                                                    -
                     - Redraw Bonds Series 1                                                              -
                     - Redraw Bonds Series 2                                                              -
                     - Redraw Facility                                                                    -

Class A-1 Notes
Beginning Unreimbursed Principal Chargeoffs                                                               -
Principal Chargeoff                                                                                       -
Principal Chargeoff Reimbursement                                                                         -
Ending Unreimbursed Principal Chargeoffs                                                                  -

Class A-2 Notes
Beginning Unreimbursed Principal Chargeoffs                                                               -
Principal Chargeoff                                                                                       -
Principal Chargeoff Reimbursement                                                                         -
Ending Unreimbursed Principal Chargeoffs                                                                  -

Class B Notes
Beginning Unreimbursed Principal Chargeoffs                                                                -
Principal Chargeoff                                                                                        -
Principal Chargeoff Reimbursement                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                   -

Redraw Bonds - Series 1
Beginning Unreimbursed Principal Chargeoffs                                                                -
Principal Chargeoff                                                                                        -
Principal Chargeoff Reimbursement                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                   -

Redraw Bonds - Series 2
Beginning Unreimbursed Principal Chargeoffs                                                                -
Principal Chargeoff                                                                                        -
Principal Chargeoff Reimbursement                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                   -

Redraw Facility
Beginning Unreimbursed Principal Chargeoffs                                                                -
Principal Chargeoff                                                                                        -
Principal Chargeoff Reimbursement                                                                          -
Ending Unreimbursed Principal Chargeoffs                                                                   -


INVESTORS BALANCE OUTSTANDING WORKSHEET
----------------------------------------
                                                                                Aggregate               Aggregate
                                                                                    US$                     A$
                                                                             -----------------     -------------------
CLASS A-1 NOTES
Initial Invested Amount                                                       1,060,200,000.00      1,884,800,000.00
  previous Principal Distribution                                               238,074,483.24        423,243,525.76
  Principal Distribution for current period                                      62,136,837.72        110,465,489.28
Total Principal Distribution to date                                            300,211,320.96        533,709,015.04
Beginning Invested Amount                                                       822,125,516.76      1,461,556,474.24
Ending Invested Amount                                                          759,988,679.04      1,351,090,984.96
Unreimbursed Principal Chargeoffs                                                         -                     -
Beginning Stated Amount                                                         822,125,516.76      1,461,556,474.24
Ending Stated Amount                                                            759,988,679.04      1,351,090,984.96

CLASS A-2 NOTES
Initial Invested Amount                                                                               400,000,000.00
  previous Principal Distribution                                                                      89,822,480.00
  Principal Distribution for current period                                                            23,443,440.00
Total Principal Distribution to date                                                                  113,265,920.00
Beginning Invested Amount                                                                             310,177,520.00
Ending Invested Amount                                                                                286,734,080.00
Unreimbursed Principal Chargeoffs                                                                               -
Beginning Stated Amount                                                                               310,177,520.00
Ending Stated Amount                                                                                  286,734,080.00

CLASS B NOTES
Initial Invested Amount                                                                                27,000,000.00
  previous Principal Distribution                                                                         496,824.30
  Principal Distribution for current period                                                               125,720.10
Total Principal Distribution to date                                                                      622,544.40
Beginning Invested Amount                                                                              26,503,175.70
Ending Invested Amount                                                                                 26,377,455.60
Unreimbursed Principal Chargeoffs                                                                               -
Beginning Stated Amount                                                                                26,503,175.70
Ending Stated Amount                                                                                   26,377,455.60

REDRAW BONDS - SERIES 1
Previous Initial Invested Amount                                                                                -
Initial Invested Amount                                                                                         -
  Principal Distribution (after last Distribution Date)                                                         -
  Principal Distribution for current period                                                                     -
Total Principal Distribution to date                                                                            -
Beginning Invested Amount                                                                                       -
Ending Invested Amount                                                                                          -
Unreimbursed Principal Chargeoffs                                                                               -
Beginning Stated Amount                                                                                         -
Ending Stated Amount                                                                                            -

REDRAW BONDS - SERIES 2
Previous Initial Invested Amount                                                                                -
Initial Invested Amount                                                                                         -
  Principal Distribution (after last Distribution Date)                                                         -
  Principal Distribution for current period                                                                     -
Total Principal Distribution to date                                                                            -
Beginning Invested Amount                                                                                       -
Ending Invested Amount                                                                                          -
Unreimbursed Principal Chargeoffs                                                                               -
Beginning Stated Amount                                                                                         -
Ending Stated Amount                                                                                            -

                    FORM 6-K REQUIRED COLLATERAL INFORMATION

                         SERIES 2000-2G MEDALLION TRUST


        SERIES 2000-2G MEDALLION TRUST DATA AS AT OPENING OF BUSINESS ON
              THE PRECEDING DETERMINATION DATE OF DECEMBER 1, 2001






--------------------------------------------------------------------------------
OUTSTANDING MORTGAGE BALANCE (AUD)
----------------------------------
                                               Amount                     WAC
                                       -----------------------------------------

 - Variable Rate Housing Loans         $1,225,383,758                   6.15%
 - Fixed 1 Year                          $214,590,403                   7.04%
 - Fixed 2 Year                          $100,071,919                   7.07%
 - Fixed 3 Year                          $106,571,142                   7.37%
 - Fixed 4 Year                           $14,502,016                   7.39%
 - Fixed 5 Year                            $6,598,266                   6.63%
------------------------------------------------------------------------------
 Total Pool                            $1,667,717,504                   6.41%
------------------------------------------------------------------------------



--------------------------------------------------------------------------------
DELINQUENCY INFORMATION
                                                           AUD Amount       %
                            No. of Loans    %of Pool       of Loans      of Pool
                            ----------------------------------------------------

  31-60 days                    65            0.40%     $6,878,637.25    0.41%
  61-90 days                    17            0.10%     $2,486,002.92    0.15%
  90+ days                      18            0.11%     $1,956,285.37    0.12%
--------------------------------------------------------------------------------
Mortgagee In Possession          0            0.00%             $0.00    0.00%
--------------------------------------------------------------------------------